Exhibit 8

                             JOINT FILING AGREEMENT

                  In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of the Schedule 13D to which this Agreement is an exhibit (and any further amendment filed by them) with respect to the shares of Common Stock, $.001 par value, of Aviation Sales Company.

                  This agreement may be executed simultaneously in any number of counterparts, all of which together shall constitute one and the same instrument.


Dated:   April 23, 1998

                       J/T AVIATION PARTNERS

                       By: JAPAN FLEET SERVICE (DELAWARE) INC., General Partner


                           For J/T Aviation Partners and as a Reporting Person


                           By: /s/ K. Fukushi
                               --------------------------
                               Name:  Keizaburo Fukushi
                               Title: Director

                       By: TM AVIATION (JAPAN) INC., General Partner


                           For J/T Aviation Partners and as a Reporting Person


                           By: /s/ K. Okui
                               --------------------------
                               Name:  K. Okui
                               Title: President

                       By: TM AVIATION (USA) INC., General Partner


                           For J/T Aviation Partners and as a Reporting Person


                           By: /s/ D. Nakano
                               --------------------------
                               Name:  D. Nakano
                               Title: President



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                           TOMEN CORPORATION


                           By: /s/ M. Shirasaki
                               --------------------------
                               Name:  M. Shirasaki, General Manager
                               Title: Electronics Department


                           JAPAN FLEET SERVICE (EUROPE) B.V.


                           By: /s/ K. Fukushi
                               --------------------------
                               Name:  Keizaburo Fukushi
                               Title: Director


                           JAPAN FLEET SERVICE (SINGAPORE) PTE. LTD.


                           By: /s/ Y. Ono
                               --------------------------
                               Name:  Yasumasa Ono
                               Title: Director



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